UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2012

TAL INTERNATIONAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-126317 (Commission File Number)	20-1796526 (I.R.S. Employer Identification No.)

TAL International Group, Inc.

100 Manhattanville Road

Purchase, New York 10577-2135
(Address of Principal Executive Offices) (Zip Code)

(914) 251-9000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            EJ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            EJ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            EJ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            EJ Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 3, 2012, TAL International Group, Inc. issued a press release announcing a public secondary offering of its common stock by certain selling stockholders.  A copy of the press release is filed with this report as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by TAL International Group, Inc. on May 3, 2012 announcing a public secondary offering of its common stock by certain selling stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2012	TAL INTERNATIONAL GROUP, INC.

	By:	/s/ John Burns
	Name:	John Burns
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by TAL International Group, Inc. on May 3, 2012 announcing a public secondary offering of its common stock by certain selling stockholders.